SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                 May 4, 2006
                                 -----------
                               Date of Report
                     (Date of earliest event reported)

                          LKA INTERNATIONAL, INC.
                          -----------------------
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                000-17106                 91-1428250
         --------                ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                            3724 47th Street Ct. N.W.
                         Gig Harbor, Washington  98335
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (253) 851-7486
                                --------------
                         Registrant's Telephone Number

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            -------------

     We announced today that Au Mining, the operator of the Company's Golden Wonder Mine, recently completed exploration/development work at the mine's 6th level that has resulted in the extension of the strike length of the golden Wonder vein system. See the Press Release attached as Exhibit 99.

Item 9.01  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             None.

         (b) Pro forma financial information.

             None.

         (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                       --------------

Press Release                                      99

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LKA INTERNATIONAL, INC.



Date: 05/04/06                          /s/Kye A. Abraham
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                                        Kye A. Abraham, President